PROSPECTUS & APPLICATION
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
JANUARY 1, 1997

This prospectus describes Templeton Capital Accumulator Fund, Inc. (the "Fund"). Shares of the Fund, which will be sold at Net Asset Value, may be initially acquired by investors only by means of an investment in Templeton Capital Accumulation Plans (the "Plans" or "Plan"). The charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan. Details of the Plans, including the creation and sales charges, may be found in the attached prospectus for the Plans. The Fund prospectus and the Plan prospectus contain information you should know before investing in the Fund. Please keep them for future reference.

The Fund's SAI, dated January 1, 1997, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
January 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary..........................................        P-3
Financial Highlights.....................................        P-4
How does the Fund Invest its Assets?.....................        P-5
What are the Fund's Potential Risks?.....................        P-7
Who Manages the Fund?....................................        P-9
How does the Fund Measure Performance?...................        P-10
How is the Fund Organized?...............................        P-10
How Taxation Affects You and the Fund....................        P-10

ABOUT YOUR ACCOUNT

How Do I Buy Shares?.....................................        P-11
May I Exchange Shares for Shares of Another Fund?........        P-11
How Do I Sell Shares?....................................        P-12
What Distributions Might I Receive from the Fund?........        P-13
Transaction Procedures and Special Requirements..........        P-13
Services to Help You Manage Your Account.................        P-16

GLOSSARY

Useful Terms and Definitions.............................        P-18

700 Central Avenue
St. Petersburg
FL  33701
1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses, after fee reductions and expense limitations, for the fiscal year ended August 31, 1996.

Your actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES*

      Maximum Sales Charge Imposed on Purchases                   None

B. ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)

      Management Fees (after fee reduction)                      0.59%**
      Other Expenses                                             0.41%

      Total Fund Operating Expenses (after fee reduction)        1.00%**

C. EXAMPLE

      Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.



     1 YEAR               3 YEARS              5 YEARS           10 YEARS
      $10                    $32                  $55                $122



      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends and are not directly charged to your account.

The expense summary reflects only the expenses of the Fund. A sales and creation charge will be deducted from a Templeton Capital Accumulation Plan to compensate the sponsor of the Plans for creating your Plan and for selling expenses and commissions to Securities Dealers. This charge is deducted from each investment and will vary according to the monthly investment payment units of each Plan. For example, on a $100 a month Plan, $50 is deducted from each of the first 12 investment units made. After that, the charge drops to $6.07 on each subsequent monthly unit. For further details concerning creation and sales charges that will be deducted from a Plan, see the accompanying prospectus for Templeton Capital Accumulation Plans.

*If your transaction is processed through your Securities Dealer you may be charged a fee by your Securities Dealer for this service. **TICI and FT Services have agreed in advance to reduce their respective fees in order to limit total expenses to an annual rate of 1.00% of the Fund's average daily net assets through December 31, 1997. If this fee reduction is insufficient to so limit the Fund's expenses, FT Services has agreed to make certain payments to reduce Fund expenses. Without these reductions, the Fund's "Management Fees" would be 0.75%, and the "Total Fund Operating Expenses" would be 1.16%. After December 31, 1997, this agreement may end at any time upon notice to the Board.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.



YEAR ENDED AUGUST 31                             1996         1995         1994        1993        1992        1991(1)
--------------------------------------------- ------------ ------------ ----------- ----------- ------------ -----------
PER SHARE OPERATING PERFORMANCE (2)
(For a share outstanding throughout the
year)

Net asset value, beginning of year                 $ 7.97        $ 8.10     $6.87       $ 5.48      $ 5.21       $  5.00
                                                    ----          -----      ----        -----        ----        ------
Income from investment operations:

   Net investment income                              .19          .14         .09         .10          .08         .07
   Net realized and unrealized gain                  1.10          .12        1.30        1.44          .28         .14
                                                     ----          ---        ----        ----          ---         ---
Total from investment operations                     1.29          .26        1.39        1.54          .36         .21
                                                     ----          ---        ----        ----          ---         ---
Distributions:

   Dividends from net investment income             (.15)        (.10)       (.07)       (.10)        (.09)          --
   Distributions from net realized gains            (.03)        (.29)       (.09)       (.05)           --          --
                                                    -----        -----       -----       -----           --          --
Total distributions                                 (.18)        (.39)       (.16)       (.15)        (.09)          --
                                                    -----        -----       -----       -----        -----          --
Change in net asset value                            1.11        (.13)        1.23        1.39          .27         .21
                                                     ----        -----        ----        ----          ---         ---
Net asset value, end of year                  $      9.08      $  7.97   $   8.10    $    6.87     $   5.48     $  5.21
                                              ===========     ========  ========    ========     ==========  ===========
TOTAL RETURN*                                      16.50%        3.40%      20.64%      29.11%        7.01%       4.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                    $108,019      $65,538     $38,323     $18,365       $8,690      $3,635
Ratio of expenses to average net assets             1.16%        1.34%       1.58%       1.91%        1.84%       3.99%**
Ratio of expenses, net of reimbursement, to         1.00%        1.00%       1.00%       1.00%        1.00%       1.00%**
average net assets
Ratio of net investment income to average           2.56%        2.37%       1.58%       1.99%        2.06%       3.80%**
net assets
Portfolio turnover rate                            11.08%       12.91%      15.25%      14.97%       16.42%         --
Average commission rate paid (per share)       $    .0210


(1) For the period from March 1, 1991(commencement of operations) to August 31, 1991.
(2) Per share amounts for all periods have been restated to reflect a 2-for-1 stock split effective March 27, 1996.
* Not annualized for periods of less than one year. Does not reflect the Plan's sales and creation charges.
** Annualized.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

The Fund principally invests in common stocks, but may also invest in preferred stock and debt obligations (defined as bonds (including convertible bonds and bonds selling at a discount), notes, debentures, commercial paper, time deposits and bankers' acceptances), which may be rated or unrated, and which may include structured investments, as described in the SAI under "How Does the Fund Invest its Assets? - Structured Investments." The Fund may invest in stocks and debt obligations of companies and debt obligations of governments of any nation.

The Board has adopted an operating policy, which may be changed without shareholder approval, that no more than 5% of the Fund's assets will be invested in debt securities rated less than Baa by Moody's or BBB by S&P. Debt securities which are rated Baa by Moody's are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and have speculative characteristics as well, according to Moody's. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal. According to S&P, while these debt securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. The Fund will not invest in debt securities rated less than Caa by Moody's or CCC by S&P.

Whenever, in the judgment of TICI, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, consisting of: short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by TICI; and repurchase agreements with U.S. banks and broker-dealers with respect to Canadian or U.S. government securities. In addition, for temporary defensive purposes, the Fund may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks; provided that the Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets. In the event that the Fund adopts a temporary defensive position, the investment practices described above may not be consistent with the Fund's stated investment objective.

The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although the Fund may invest up to 25% of its assets in a single industry, it has no present intention of doing so. In furtherance of its objective of capital growth, the Fund may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities). The Fund may not invest more than 15% of its total assets in securities of all types of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, and may not invest more than 10% of its total assets in securities which are illiquid, including securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity), and over-the-counter options purchased by the Fund. Assets used as cover for over-the-counter options written by the Fund will be considered illiquid. The Fund's investment objective and the policies described in this paragraph, as well as certain investment restrictions described in the SAI, cannot be changed without shareholder approval. All other investment policies may be modified by the Board.

The Fund may lend its portfolio securities, as well as enter into transactions in options on securities indices and foreign currencies, forward foreign currency exchange contracts, and futures contracts and related options. When deemed appropriate by TICI, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "How Does the Fund Invest its Assets?" in the SAI.

The Fund invests for long-term growth of capital and does not intend to emphasize short-term trading profits. Accordingly, the Fund expects to have an annual portfolio turnover rate not exceeding 50%.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund is authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities.

DEBT SECURITIES. The Fund may invest in the debt securities of companies and governments of any nation. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

OPTIONS ON INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of an option, it will maintain with its custodian cash or cash equivalents equal to the contract value (in the case of call options) or exercise price (in the case of put options). The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. The Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

FUTURES CONTRACTS. For hedging purposes only, the Fund may purchase and sell stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When the Fund enters into a futures contract, if must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Does the Fund Invest its Assets? - Futures Contracts" in the SAI. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options.

REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, when the Fund acquires a security from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as disposition costs in liquidating the security.

DEPOSITARY RECEIPTS. The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

WHAT ARE THE FUND'S POTENTIAL RISKS?

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of shares of the Fund. Changes in currency valuations will also affect the price of shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by TICI will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

The Fund has the unlimited right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Such risks include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in those nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts.

Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an operating policy, the Fund may invest no more than 5% of its assets in Eastern European countries, which involves special risks that are described under "What Are the Fund's Potential Risks?" in the SAI.

Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies have also been and may continue to be adversely affected by economic conditions in the countries with which they trade.

As a non-fundamental policy, the Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What are the Fund's Potential Risks?" in the SAI.

The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

The Fund is authorized to invest in medium quality or high risk, lower quality debt securities that are rated between BBB and CCC by S&P, and between Baa and Caa by Moody's or, if unrated, are of equivalent investment quality as determined by TICI. As an operating policy, which may be changed by the Board without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's.
The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. High risk, lower quality debt securities, commonly known as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by TICI to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of TICI, the issuer may resume interest payments in the near future. As a fundamental policy, the Fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the foreign currency on which the futures or options contract is based and movements in the currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on TICI's ability to correctly predict movements in a stock index or foreign currency market and no assurance can be given that its judgment will be correct.

The receipt by the Fund of new money solely through the medium of continuing payments under systematic investment plans may tend to produce a more even rate of influx than is the case of funds whose shares are sold directly. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate.

There can be no assurance that the investment objective of the Fund will be achieved. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the SAI.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

INVESTMENT MANAGER. TICI manages the Fund's assets and makes its investment decisions. TICI also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, TICI and its affiliates manage over $172 billion in assets. The Templeton organization has been investing globally since 1940. TICI and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The lead portfolio manager for the Fund since 1993 is Gary P. Motyl. Mr. Motyl is an executive vice president of TICI. He holds a BS degree in finance from Lehigh University and an MBA degree in finance from Pace University. He is a Chartered Financial Analyst. Prior to joining the Templeton organization in 1981, Mr. Motyl worked from 1974 to 1979 as a securities analyst with S&P, and as a research analyst and portfolio manager from 1979 to 1981 with Landmark First Mortgage Bank, where he had responsibility for equity research and managed several pension and profit sharing plans.
His research responsibilities with Templeton include the global automobile industry, U.S. utilities and country coverage of Germany.

Gary R. Clemons and Mark R. Beveridge exercise secondary portfolio management responsibilities for the Fund. Mr. Clemons is a senior vice president of TICI. He holds a BS in geology from the University of Nevada - Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin - Madison. He joined TICI in 1993. Before joining TICI he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. Mr. Clemons' current research responsibilities include the telecommunications industries and country coverage of Columbia, Peru, Sweden and Norway. Mr. Beveridge is a senior vice president of TICI. He holds a BBA in finance from the University of Miami. Mr. Beveridge is a Chartered Financial Analyst, a Chartered Investment Counselor and a member of the South Florida Society of Financial Analysts and the
International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a securities analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and analyst with research responsibilities for the country of Argentina and the following industries: appliances, household durables, waste management, industrial components and business and public services.

MANAGEMENT FEES. For the fiscal year ended August 31, 1996, the Fund paid management fees totaling 0.59% of the Fund's average daily net assets. TICI voluntarily agreed to reduce its fees in order to limit total expenses of the Fund. Without this voluntary agreement, management fees would be 0.75% of the Fund's average daily net assets. After December 31, 1997, this agreement may end at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. TICI tries to obtain the best execution on all transactions. If TICI believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Plans (and therefore, indirectly, the sale of shares), as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities For its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services (and, prior to October 1, 1996, Templeton Global Investors, Inc.) provides certain administrative services and facilities for the Fund. During the fiscal year ended August 31, 1996, administration fees totaling 0.15% of the average daily net assets of the Fund were paid to Templeton Global Investors, INc. Please see "Investment Management and Other Services" in the SAI for more information.

TOTAL EXPENSES. For the fiscal year ended August 31, 1996, the total Fund operating expenses were 1.00% of the Fund's average daily net assets. Without the voluntary agreement of TICI and FT Services to limit total expenses, total Fund operating expenses would be 1.16%.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Fund advertises its performance. The most commonly used measure of performance is total return. Performance figures may not include sales and creation charges associated with the purchase of the Fund through the Plans; of course, total return quotations would be lower if sales and creation charges were taken into account.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW IS THE FUND ORGANIZED?

The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on October 26, 1990, and is registered with the SEC under the 1940 Act. The Fund sells its shares only through Templeton Capital Accumulation Plans, a unit investment trust. Each share of the Fund has one vote. All shares have equal voting, participation and liquidation rights. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, the Fund may offer additional classes of shares.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings. It may hold a special meeting, however, for matters requiring shareholder approval under the 1940 Act. The Fund will call a special meeting of shareholders for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31 in the year such distributions were declared. The Fund will inform you each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss. You should note that planholders generally are considered to be the shareholders of the Fund for federal tax purposes.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

The Fund offers its shares through an investment in the Plans. Details of the Plans, including the terms of the offering, may be found in the attached prospectus for the Plans. Except in cases where planholders have received Fund shares in connection with the liquidation of a Plan or partial withdrawal from a Plan (into a non-contributory voluntary account), it is not generally contemplated that any person, other than TFTC as custodian for the Plans, will directly hold any shares of the Fund.

No Securities Dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the SAI, in connection with the offer contained in this prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, TICI, or Distributors.

Except for the fact that the Fund's shares are available only through the Plans, the Fund does not represent an investment concept which is new or different from other investment companies for which TICI or its affiliates acts as an investment manager. The Fund's investment objective of long-term capital growth is similar to the objective of certain other Franklin Templeton Funds. The methods employed by each of these other funds in attaining the objective vary from each other and from the Fund. The investment results attained by these other Franklin Templeton Funds have varied from each other in the past and are likely to continue to vary from each other and from the Fund in the future. You could, however, purchase shares of the other Franklin Templeton Funds, which, in the early years of the Plan, would be at a lesser sales charge.

Investors wishing information on any of these funds may contact Shareholder Services at 1-800/632-2301.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you liquidate a Plan or exercise the partial withdrawal privilege under a Plan, you may move your investment to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. In general, no sales charge applies, and in the case of an exchange into a Franklin Templeton fund that offers two classes of shares, a shareholder would receive Class I shares, which generally bear lower Rule 12b-1 distribution fees than Class II shares of the same fund.

-
METHOD                                 STEPS TO FOLLOW


BY MAIL                                1. Send TFTC written instructions signed
                                          by all account owners
                                       2. Include any outstanding share
                                          certificates for the shares you're
                                          exchanging

BY PHONE                               Call Shareholder Services or TeleFACTS

                                       If you do not want th ability to
                                       exchange by phone to apply to your
                                       account, please let us know.

THROUGH YOUR DEALER                    Call your investment representative


 EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

  -   You may only exchange shares within the SAME CLASS.

  - The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT(S). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

      Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

      The fund you are exchanging into must be eligible for sale in your state. We may modify or discontinue our exchange policy if we give you 60 days' written notice.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

HOW DO I SELL SHARES?

If you liquidate your Plan or exercise the partial withdrawal privilege under a Plan, you may sell (redeem) the shares received at any time.

  METHOD                               STEPS TO FOLLOW

BY MAIL                                1. Send TFTC written instructions signed
                                          by all account owners
                                       2. Include any outstanding share
                                          certificates for the shares you are
                                          selling
                                       3. Provide a signature guarantee if
                                          required
                                       4. Corporate, partnership and trust
                                          accounts may need to send additional
                                          documents. Accounts under court
                                          jurisdiction may have additional
                                          requirements.

BY PHONE                               Call Shareholder Services

(Only available if you have            Telephone requests will be accepted:
completed and sent to us the
telephone redemption agreement              If the request is up to $50,000.
included with this  prospectus)
                                            If there are no share certificates
                                            issued for the shares you want to
                                            sell or you have already returned
                                            them to the Fund.

                                            If you  are  selling  shares  in an
                                            account that is not a Trust Company
                                            retirement plan account.

                                            If the  redemption is to be sent to
                                            the address of record.

THROUGH YOUR DEALER                    Call your investment representative


We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to pay out cash in the form of currency.

If you sell shares you just purchased in the Plan with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

Dividends and capital gain distributions (if any) are usually paid in October and (if necessary) in December representing all or substantially all of the Fund's net investment income and any net realized capital gains. Income dividends and capital gain distributions paid by the Fund, pursuant to the terms of the Plans, are automatically reinvested on the payment date in whole or fractional shares of the Fund at net asset value as of the ex-dividend date. If you elect, you may receive such distributions in cash so long as the account is not a Trust Company retirement plan account. The processing date for the reinvestment of dividends may vary from time to time, and does not affect the amount or value of the shares acquired.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price in many newspapers.

To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued? " in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You may obtain shares in the Fund only through purchasing shares in a Plan. The Offering Price of the Plan shares is based on the Fund's Net Asset Value per share, and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We  will  use the  Net  Asset  Value  next  calculated  after  we  receive  your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

      Your name,
      The Fund's name,
      Your account number,

      A description of the request,
      The dollar amount or number of shares,

      For exchanges, the name of the fund you're exchanging into,

      A telephone number where we may reach you during the day, or in the evening if preferred, The address the check is to be sent to if different from the address of record, and The name of the payee if different from the registered owner(s).

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)    You wish to sell over $50,000 worth of shares,
2) You want the proceeds to be paid to someone other than the registered owners,
3) You want the proceeds sent to an address other than the address of record, 4) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A CERTIFICATION BY A NOTARY REPUBLIC IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. You can do this by completing a share assignment form and returning the certificate and assignment form in separate envelopes using certified or registered mail.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make. You may also call Shareholder Services for instructions.

When you call, we will request personal or other identifying information to confirm that your instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account. The registration of your account should also include the name and date of the trust.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account. Since shares in the Fund can only be acquired by transferring shares from a Plan, a transfer letter of instructions is required in addition to the following documents:

  TYPE OF ACCOUNT               DOCUMENTS REQUIRED

CORPORATION                     Corporate Resolution

PARTNERSHIP                     1. The pages from the partnership agreement that
                                  identify the general partners, or
                                2. A certification for a partnership agreement

TRUST                           1. The pages from the trust document that
                                   identify the trustees, or
                                2. A certification for trust


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder Plan application included with this prospectus. Be sure to indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, another location, or an address other than the address of record, a signature guarantee is required.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

      obtain information about your account;

      obtain price and performance information about any Franklin Templeton Fund; and request duplicate statements and deposit slips for your account.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 450.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

      Confirmation  and  account  statements  reflecting  transactions  in  your account, including transfers from your Plan account and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

      Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030. The Fund and Distributors are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                                                          HOURS OF OPERATION
                                                                          (EASTERN TIME)
DEPARTMENT NAME                            TELEPHONE NO.                  (MONDAY THROUGH FRIDAY)
Shareholder Services                       1-800/632-2301                 8:30 a.m. to 8:00 p.m.
Dealer Services                            1-800/524-4040                 8:30 a.m. to 8:00 p.m.
Fund Information                           1-800/DIAL BEN                 8:30 a.m. to 11:00 p.m.
                                           (1-800/342-5236)               9:30 a.m. to 5:30 p.m.
                                                                          (Saturday)
Retirement Plans                           1-800/527-2020                 8:30 a.m. to 8:00 p.m.
TDD (hearing impaired)                     1-800/851-0637                 8:30 a.m. to 8:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I AND CLASS II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. The Fund's shares are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the

Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange, Inc.

OFFERING PRICE - The public offering price is the Net Asset Value per share. Shares of the Fund may be initially acquired through an investment in Templeton Capital Accumulation Plans. The charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Rating Service, a division of McGraw Hill Companies,
Inc.

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TFTC - Templeton Funds Trust Company, the custodian for the Plans as described in the Plan prospectus

TICI - Templeton Investment Counsel, Inc., the Fund's investment manager, is located at Broward Financial Centre, Fort Lauderdale, FL 33394-3091.

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.